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                                                                  EXHIBIT 10.7.1

                             AMENDMENT NO. 1 TO THE
                            TRINITY INDUSTRIES, INC.
                           SUPPLEMENTAL PROFIT SHARING
                         AND DEFERRED DIRECTOR FEE TRUST

         THIS AGREEMENT is made as of this 27th day of December, 2000 by and between TRINITY INDUSTRIES, INC., a Delaware corporation, (the "Company"), and THE CHASE MANHATTAN BANK, N.A., a Delaware corporation (the "Trustee");

         WHEREAS, the Company and the Trustee previously executed THE TRINITY INDUSTRIES, INC. SUPPLEMENTAL PROFIT SHARING AND DEFERRED DIRECTOR FEE TRUST (the "Trust") effective April 1, 1999; and

         WHEREAS, the Company desires to amend the Trust to permit the Company to set aside assets to find certain additional plans under the Trust; and

         WHEREAS, the Company and the Trustee desire to amend the Trust pursuant to the authority reserved in Section 13;

         NOW, THEREFORE, the sections of the Trust set forth below are amended as follows, but all other sections of the Trust shall remain in full force and effect.

         1. Section 1(e) is hereby amended by adding the following paragraph to the end thereof:

         "The Company and/or the Employers, in their sole discretion, also may at any time, or from time to time, make additional deposits of cash or other property in trust with the Trustee to augment the principal to be held, administered and disposed of by the Trustee for purposes of funding the benefits to certain employees pursuant to the Additional Plans. Notwithstanding the preceding paragraph, neither the Company nor the Employers shall be required to make any contributions with respect to the Additional Plans."

         2. Section 2(a) is hereby amended by revising the last sentence to be and read as follows:

         "The Trustee shall make provision for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Additional Plan and shall pay amounts withheld to the Company or an employer who shall determine that such amounts have been reported to the taxing authorities as applicable."

         3. Section 2(a) is hereby further amended by adding the following paragraph to the end thereof:


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         "In the event that the Company or an Employer elects to make contributions to the Trust with respect to one or more of the Additional Plans, the Committee of each Additional Plan (or, if no Committee is designated, the Company) shall deliver to the Trustee a payment schedule that indicates the amounts payable in respect of each Additional Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Additional Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the participants in an Additional Plan and their beneficiaries in accordance with such payment schedule. The Trustee shall make provision for the withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Additional Plan and shall pay amounts withheld to the Company or an Employer who shall determine that such amounts have been reported to the taxing authorities as applicable."

         4. Section 2(c) is hereby amended by adding the following paragraph to the end thereof:

         "The Company or an Employer may make payment of benefits directly to the participants in an Additional Plan or their beneficiaries as they become due under the terms of such Additional Plan. The Company or an Employer, as applicable, shall notify the Trustee of its decision to make payment of benefits directly prior to the time amount are payable to such participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of an Additional Plan, the Company or an Employer, as applicable, shall make the balance of each such payment as it falls due. The Trustee shall notify the Company where principal and earnings are not sufficient to satisfy all payments due."

         5. Section 14(d)(iii) is hereby amended in its entirety to read as follows:

         "(iii) "Participant" shall mean each "Participant" as that term is defined in the Supplemental Profit Sharing Plan and each Director who has an amount credited to his or her Account under the Director Plan or who has elected to have all or any portion of his or her Annual Fee deferred under the terms of that Plan. Notwithstanding the preceding, the term "Participant" also shall include any person who is a participant in an Additional Plan, but only to the extent that the Company has elected to make contributions to this Trust with respect to such Additional Plan."

         6. Section 14(d) is hereby further amended by adding the following new Subsection 14(d)(iv) to the end thereof:

         "(iv) "Additional Plan" shall mean, collectively, (a) the Trinity Industries, Inc. Supplemental Retirement Plan; (b) the Trinity Industries, Inc. Directors' Retirement Plan; (c) the individual Change in Control Agreements between Trinity Industries, Inc. and the executives listed on the attached Exhibit A; and (d) the individual Deferred


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         Compensation Plan and Agreements between Trinity Industries, Inc. and the executives listed on the attached Exhibit B, but only to the extent that the Company or an Employer has elected to make contributions with respect to such plan or agreement."

         7. Section 14(d) is hereby further amended by adding the following new Subsection 14(d)(v) to the end thereof:

         "(iv) "Plan" shall mean (a) the Trinity Industries, Inc. Supplemental Profit Sharing Plan; (b) the Trinity Industries, Inc. Deferred Plan for Director Fees; and (c) the Additional Plans, each of which is sometimes referred to herein as a "Plan" and collectively referred to herein as the "Plans"."

         IN WITNESS WHEREOF, the Company and the Trustee have caused this Amendment to be executed and their respective corporate seals to be affixed and attested by their respective corporate officers on the day and year first written above.

                                           TRINITY INDUSTRIES, INC.


                                           By: /s/ ML Lintner
                                               ---------------------------------

                                           Its: Vice President
                                               ---------------------------------

ATTEST:

/s/ Neil O. Shoop
------------------------
Its: Assistant Secretary
     -------------------


                                           CHASE MANHATTAN BANK, N.A.

                                           By: /s/ Karen Epps
                                               ---------------------------------

                                           Its: Vice President and Trust Officer
                                               ---------------------------------

ATTEST:

/s/ [Illegible]
------------------------

Its:
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